Filed pursuant to Rule 497(e)
File Nos. 333-218345 and 811-22634

BLACKSTONE ALTERNATIVE ALPHA FUND

Supplement dated November 28, 2017 to the

Blackstone Alternative Alpha Fund

Prospectus

dated July 31, 2017

Effective for the tender offer for repurchase of shares valued as of the close of business on March 31, 2018, the Board of Trustees has approved a reduction of the Contingent Payment for audit adjustments from 10% to 5%. It is also anticipated that for any subsequent tender offers the Contingent Payment would remain 5%. Accordingly, the payment schedules included in the Prospectus under “Repurchases and Transfers of Shares”—subsection “Repurchase of Shares” is amended and restated as follows:

If an Investor tenders Shares and the Fund purchases those Shares, the Fund will ordinarily effect payment for those Shares by issuing the Investor a non-interest-bearing, non-transferable promissory note entitling the Investor to the payment(s) described in (A) or (B) below, as applicable:

A.	Payment Schedule for Purchases of Greater than or Equal to 95% of your Shares:

•	an initial payment equal to 95% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date (the “Initial Payment”), which, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, will be paid to the Investor on or before the later of (a) 30 days after the Tender Valuation Date or, (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund its purchase of Shares, ten Business Days after the Fund has received at least 95% of the aggregate purchase amount from the Master Fund;
•	a contingent payment (the “Contingent Payment”) equal to the excess, if any, of (a) the net asset value of the Shares tendered and purchased as of the Tender Valuation Date (as may or may not be adjusted based upon subsequent revisions to the net asset values of the Investment Funds) over (b) the Initial Payment, which will be paid to the Investor promptly after completion of the Fund’s next annual audit; and
•	The 2.00% early withdrawal fee described below (if applicable) will reduce the repurchase proceeds by reducing the Initial Payment by the amount of the fee.

B.	Payment Schedule for Purchases of Less than 95% of your Shares:

•	a single payment (the “Single Payment”) equal to 100% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date, which, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, will be paid to the Investor on or before the later of (a) 30 days after the Tender Valuation Date or, (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund its purchase of Shares, ten Business Days after the Fund has received at least 95% of the aggregate purchase amount from the Master Fund; and
•	The 2.00% early withdrawal fee described below (if applicable) will reduce the repurchase proceeds by reducing the Single Payment by the amount of the fee.

The Fund may make multiple audit adjustments to repurchase payment amounts in the event that additional relevant information becomes available following the Fund’s annual audit. Although the Fund has the option to pay all or a portion of the Initial Payment, Contingent Payment and/or Single Payment by distributing securities, such amounts are expected to be paid entirely in cash. Other than the early withdrawal fee described below (if applicable), the Fund does not expect to impose any charges on repurchases of Shares in the Fund.

Shareholders should retain this Supplement for future reference.